Exhibit 99.2

Jaguar Global and GLAAM/Captivision Announce Shareholder

Approval of Business Combination

Miami, Florida and Seoul, South Korea – September 28, 2023 – Jaguar Global Growth Corporation I (Nasdaq: JGGC, JGGCR, and JGGCW) (“Jaguar Global”), GLAAM, Co., Ltd. (“GLAAM” or “the Company”), a leading designer and manufacturer of architectural media glass, and Captivision Inc. (“Captivision”), today announced that their previously announced business combination was approved by Jaguar Global’s shareholders during its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) held on September 27th.

Over 79% of the votes cast at the Extraordinary General Meeting were in favor of approving the business combination. Jaguar Global shareholders also voted to approve all other proposals presented during the Extraordinary General Meeting. The complete official results of the vote will be included in a current report on Form 8-K, which will be filed by Jaguar Global with the U.S. Securities and Exchange Commission.

As a result of the business combination, GLAAM and Jaguar Global shareholders will exchange their shares for shares in a new combined company that is named “Captivision Inc.” Captivision’s ordinary shares and warrants are expected to be listed on the Nasdaq Stock Market under the proposed ticker symbols “CAPT” and “CAPTW,” respectively.

About Jaguar Global Growth Corporation I

Jaguar Global Growth Corporation I is a partnership between Jaguar Growth Partners, a global investor in growth companies, and Hennessy Capital Group, an alternative asset manager for innovative technology companies. For more information, please visit www.jaguarglobalgrowth.com.

About GLAAM

GLAAM is the inventor and manufacturer of G-Glass, the world’s first architectural media glass that combines IT building material and architectural glass into one standalone product. G-Glass has a variety of applications, including digital out of home media and marketing.

To learn more about GLAAM, visit: www.glaam.co.kr/en.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, Jaguar Global’s, GLAAM’s and Captivision’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the completion of the proposed business combination. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Jaguar Global and its management, Captivision and GLAAM and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings or regulatory matters or investigations that may be instituted against Jaguar Global, GLAAM, Captivision or others; (3) the inability to complete the business combination due to the failure to satisfy the conditions to closing under the business combination agreement; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of Jaguar Global or GLAAM as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Captivision to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that Jaguar Global, GLAAM or Captivision may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on GLAAM’s business and/or the ability of the parties to complete the proposed business combination; (12) GLAAM’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Jaguar Global’s final prospectus relating to its initial public offering and in Jaguar Global’s and Captivision’s subsequent filings with the SEC, including the registration statement on Form F-4, and the definitive proxy statement/prospectus, relating to the business combination.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. None of Jaguar Global, GLAAM or Captivision undertake any duty to update these forward-looking statements.

Contacts:

Jaguar Global Growth Corporation I Media Contact

Dukas Linden Public Relations for Jaguar Global Growth Corporation I

+1 212.704.7385

jaguar@dlpr.com

Jaguar Global Growth Corporation I Investor Relations Contact

Cody Slach and Jackie Keshner

Gateway Group, Inc.

+1 949.574.3860

JGGC@gateway-grp.com

GLAAM Investor Relations Contact

Nakyung Kim

THE IR

+82.2.785.1109

snk@irup.co.kr